INVESTOR PRESENTATION MAY 2020 Homi Shamir, President and CEO

SAFE HARBOR STATEMENT This presentation is being made exclusively to investors that are both institutional accredited investors (within the meaning of Rule 501 promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) (“IAIs”) and qualified institutional buyers (“QIBs”) as defined in Rule 144A (“Rule 144A”) under the Securities Act. The securities described herein have not been and will not be registered under the Securities Act and may not be offered or sold in the United States except to investors that are both IAIs and QIBs in reliance on Section 4(a)(2) of the Securities Act or pursuant to another exemption from, or transaction not subject to, the registration requirements of the Securities Act. This document does not constitute an offer to sell, or a solicitation of an offer to purchase, any securities in any jurisdiction where such offer or sale is not permitted. Any purchaser of such securities will be deemed to have made certain representations and acknowledgments, including, without limitation, that the purchaser is both an IAI and a QIB. Certain statements made during the course of this presentation may not be purely historical and consequently may be forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements made regarding: our Licensed Technologies Group model and the ability of our licensees and installed base to drive future growth; the ability of our technology to enhance productivity and efficiency; our financial position and long-term revenue growth; our ability to integrate our acquisition of the MilliporeSigma flow cytometry business; our molecular diagnostic business model, the markets we are targeting, market segmentation, expected growth of such markets, and the ability of our products to address those markets; sales of our products, their technical capabilities, and the anticipated market size and acceptance, demand and regulatory environment and approvals therefor; our direct sales efforts; our system placements; our system and assay product pipeline and anticipated timelines for regulatory approvals and market releases, including for ARIES® and VERIGENE® instrumentation and assays, and our flow cytometry product lines; market opportunity for ARIES®, VERIGENE®, and our flow cytometry products; functionality and benefits of ARIES®, VERIGENE®, and the flow cytometry products and competitive position; reimbursement trends; our ability to drive growth through investment in R&D and next generation systems and focus on operating leverage and managing operating costs; our long-term financial targets; our key steps and strategies for growth; our strategic outlook and growth plan for our business for 2020 and beyond; operational trends, including those related to sales of systems, assays, consumables, and royalty revenues; competitive threats and products offered by other companies; our business outlook, financial targets and projections about revenues, cash flows, system shipments, expenses and market conditions, and their anticipated impact on Luminex for 2020 and beyond; and, any statements of the plans, strategies and objectives of management for future operations. These forward-looking statements speak only as of the date hereof and are based on our current beliefs and expectations and are subject to known or unknown risks and uncertainties, some of which are beyond our control, that could cause actual results or plans to differ materially and adversely from those anticipated in the forward-looking statements. Factors that could cause or contribute to such differences are detailed in our annual, quarterly, or other filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements. Also, certain non-GAAP financial measures, as defined by SEC Regulation G, may be covered in this presentation. To the extent that any non-GAAP financial measures are covered, a presentation of and reconciliation to the most directly comparable GAAP financial measures will be included in this presentation and may be available on our website at luminexcorp.com in accordance with Regulation G. complexity simplified. 2

OVERVIEW MOLECULAR LIFE SCIENCE & DIAGNOSTICS CLINICAL TOOLS (MDx) (Tools) LICENSED FLOW TECHNOLOGIES AUTOMATED NON-AUTOMATED CYTOMETRY GROUP (LTG) complexity simplified. Recurring revenue items 3

OVERVIEW (Cont’d) 2019 Note: all figures approximate $335M M Dx TOOLS $137M $194M LICENSED FLOW TECHNOLOGIES AUTOMATED NON-AUTOMATED CYTOMETRY GROUP (LTG) $76M $61M $149M $45M complexity simplified. Recurring revenue items 4

OVERVIEW (Cont'd)

Note: all figures approximate

Q1 2020
$90.4M

+$8.0M/+10%
vs. Q1 2019

MDx

$45.2M

+$9.9M/+28%
vs. Q1 2019

AUTOMATED

$26.3M
+$7.3M/+38%
vs. Q1 2019

NON-AUTOMATED

$18.9M
+$2.6M/+16%
vs. Q1 2019

Assays
Systems

TOOLS

$43.3M

-$2.9M/-6%
vs. Q1 2019

LICENSED TECHNOLOGIES GROUP (LTG)

$36.8M
+$1.9M/+5%
vs. Q1 2019

FLOW CYTOMETRY

$6.5M
-$4.9M/-43%
vs. Q1 2019

Systems
Royalties
Consumables
Assays

Recurring revenue items

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OUR RECENT 5-YEAR JOURNEY SIGNIFICANT REVENUE INCREASE: $227M TO $335M FROM 2014 TO 2019, 8% REVENUE CAGR 12% REVENUE CAGR (Ex-LabCorp) VERIGENE® II GI FDA ARIES® Submission 7 FDA Clearances Flow Cytometry Acquisition Nanosphere Acquisition Homi Shamir Joins Luminex NOV as CEO 2019 2015- 2019 JAN JUN 2019 OCT 2016 2014 complexity simplified. 6

Innovative INNOVATION, EXECUTION, Pipeline NEW PRODUCTS Numerous Additional COVID-19 Solutions Guava Next Gen System 2021 ® & xMAP BEYOND INTELLIFLEX VERIGENE® II Initial 2020 COVID-19 Dx Solutions 2020 2020 2020 2020 complexity simplified. 7

RECENT HIGHLIGHTS/ NEW PRODUCTS 8

COVID-19 SOLUTIONS

Currently, there are three types of commercially available tests: PCR-based, antigen and antibody.

Luminex's multiplexed PCR-based tests, which have already received EUA clearances, use our NxTAG® and ARIES® Systems. In addition, in Q3 we plan to submit multiplex panels which include SARS-CoV-2 targets on VERIGENE® I, II and NxTAG Systems. Finally, we plan to submit several serology tests in the near future.

PCR-BASED TESTS

look for the virus's genetic material in saliva or mucus samples to diagnose people who are currently infected with the novel coronavirus.

ANTIGEN TESTS

are designed to detect viral proteins, which in the case of COVID-19, come from the spikes that coat the surface of the virus that trigger an immune response in the body.

ANTIBODY TESTS

use blood samples to find signs of prior viral infection.

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MULTIPLE COVID-19 SOLUTIONS FOR THE LONG-RUN

Molecular Testing

ARIES®
- Targeted, sample-to-answer diagnostic testing



VERIGENE®
- Syndromic, sample-to-answer diagnostics and surveillance



MAGPIX®
- Syndromic, high-throughput, cost-effective diagnostic testing
- SARS-CoV-2 serology testing for immunity monitoring, vaccine development



Serology Testing

Vaccines/ Therapeutics/ Cell Research

LX 200/ FM3D
- High-throughput, multiplex serology, cytokine & proteomic research



xMAP® INTELLIFLEX
- High-throughput, multiplex serology research
- Vaccine, therapeutic, cytokine & proteomic research


xMAP
INTELLIFLEX

SHORT/MID-TERM: DIAGNOSTICS AND SEROLOGY HELP FLATTEN THE CURVE

LONG-TERM: RESEARCH, THERAPEUTICS AND VACCINES HELP LOWER THE CURVE

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LUMINEX'S PORTFOLIO IS IDEALLY SUITED FOR ALL PHASES OF COVID-19



	ARIES®	VERIGENE®	VERIGENE® II	MAGPIX®	LX200/FM3D	xMAP® INTELLIFLEX	Guava® easyCyte™	ImageStream®
Description	Molecular Dx			MDx / Serology	Serology	Life Science Research		
Instruments	✓	✓	✓	✓	✓	Summer 2020	✓	✓
Test Kits	✓	In Dev.	In Dev.	✓	In Dev.			
COVID-19 INDICATIONS								
Acute Dx	EUA / LDT	In Dev.	In Dev.	EUA				
Syndromic Dx			In Dev.	In Dev.				
Immunity Status				EUA / In Dev.	In Dev.			
Convalescent Serum				In Dev.	In Dev.	Planned		
Tx / Vaccine Dev.				RUO	RUO	Planned	RUO	RUO
Surveillance	RUO			RUO	RUO	Planned		
Research				RUO	RUO	RUO	RUO	RUO
Kits Available	On Market	Q3 2020	Q3 2020	On Mkt / May '20	June 2020	Summer 2020	On Market	On Market
Complexity	Moderate	High	Moderate	High	High	N/A	N/A	N/A
Value Proposition	S2A / LDT Capability	S2A	S2A / Syndromic	Value / High Throughput	Plex	Plex / Dual Reporter	Easy to Use	High-Powered Imaging

Primary Market: U.S. (ARIES®, VERIGENE®, VERIGENE® II)

Global (MAGPIX® through ImageStream®)

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NEW AND TRANSFORMATIVE ERA FOR LUMINEX ANTICIPATED PLANNED LAUNCH OF 3 NEW PLATFORMS IN 2020 1 VERIGENE® II* ‒ Designed to offer flexibility like never before ‒ Launch expected in mid-2020, if cleared 2 xMAP® INTELLIFLEX ‒ Designed to provide modern enhancements for the gold standard multiplexing platform ‒ Launch expected in mid-2020 3 NEXT GEN GUAVA easyCYTE™ SYSTEM ‒ Designed to offer flexible, intuitive and affordable cytometry ‒ Launch expected in mid-2020 complexity simplified. *510(k) applications currently under review by FDA; launch is subject to FDA clearance 12 12

SCALING UP MOLECULAR TEST CAPACITY TO ADDRESS COVID-19 SHIPMENTS CAPACITY Q4 2019 EOQ1 Run Rate EOQ2 Run Rate By EOY 2020 ® RPP Panel: COVIDP -19 EUA: COVID-19 EUA: COVID-19 EUA: NxTAG 93,500 Tests/mo. 380,000 Tests/mo. 760,000 Tests/mo. 760,000 Tests/mo. ® Flu Panel: COVID-19 ASR: COVID-19 EUA: COVID-19 EUA: ARIES 47,000 Tests/mo. 115,000 Tests/mo. 192,000 Tests/mo. 345,000 Tests/mo. EUA Submission EUA Submission RP Flex Panel: RP Flex Panel: ® for COVID-19: for COVID-19: VERIGENE I 81,000 Tests/mo. 100,000 Tests/mo. 100,000 Tests/mo. 100,000 Tests/mo. EUA Submission VERIGENE® II for COVID-19: 40,000 Tests/mo. complexity simplified. 13

FINANCIAL OVERVIEW 14

Q1 2020A REVENUE $ in thousands PY Variance: Q1 2020 Q1 2019 $ % TOTAL MDx 45,237 35,291 9,946 28% System Revenue 6,266 6,046 220 4% Consumable Revenue 12,360 10,258 2,102 20% Royalty Revenue 13,078 13,972 (894) -6% Other Partner | Life Science 5,048 4,625 423 9% PARTNERS | LIFE SCIENCE 36,752 34,901 1,851 5% FLOW | LIFE SCIENCE 6,537 11,355 (4,818) -42% OTHER 1,898 861 1,037 120% TOTAL REVENUE $ 90,424 $ 82,408 $ 8,016 10% Multiplexing Systems 223 210 13 6% S2A Systems 23 8 15 188% Amnis Systems 6 21 (15) -71% Guava/Muse Systems 48 66 (18) -27% TOTAL CAPITAL SALES 300 305 (5) -2% complexity simplified. 15

Q1 2020A OPERATING RESULTS $ in thousands Q1 2020 Q1 2019 Variance from PY PY Variance % Revenue $ 90,424 $ 82,408 $ 8,016 10% Cost of Revenue 40,078 36,601 (3,477) -9% Gross Margin 50,346 45,807 4,539 10% Gross Margin % 55.7% 55.6% 0.1% Operating Expenses: R&D 11,918 15,048 3,130 21% R&D % 13% 18% S&M 19,247 16,724 (2,523) -15% S&M % 21% 20% G&A 14,688 14,767 79 1% G&A % 16% 18% Amort of Acq Intangibles 2,852 2,852 - 0% Amort of Acq Intangibles % 3% 3% Total Operating Expenses 48,705 49,391 686 1% Operating Profit 1,641 (3,584) 5,225 -146% Income from equity (614) - (614) n/a Other Income/Expenses 1 60 (59) -98% Income Taxes (374) 6,484 (6,858) -106% Net Income $ 654 $ 2,960 $ (2,306) -78% complexity simplified. 16

GUIDANCE • Expecting Q2 2020 revenue to equal or exceed $105M • COVID-19 activity driving increased molecular diagnostic sales • Expecting potential doubling of total sample-to-answer revenue in Q2 2020 vs. Q2 2019 (~$18M in Q2 2019) • Experiencing very strong demand for our NxTAG® Respiratory Pathogen Panel • Anticipating Flow Cytometry to be down in Q2 2020 vs. Q2 2019, but the percentage decline will be smaller than in Q1 • Expecting LTG revenue for Q2 2020 to be ~flat vs. Q2 2019 • Overall, forecasting FY 2020 revenue to exceed top end of previous guidance range of $362M complexity simplified. 17

SUMMARY OF THE CONVERTIBLE NOTES OFFERING KEY TRANSACTION TERMS Offering size: $260M Maturity: May 15, 2025 (5 year) Coupon: 3% Conversion premium: 25% (up 100% with call spread) Call features: ~$220M after call spread & fees Investor puts: None Ranking: Senior unsecured Offering format: 4(a)(2) private placement Settlement: Option to settle in cash, stock, or any combination Timing: After market close, Thursday, May 7, 2020 Use of proceeds: Net proceeds from the offering will be used to purchase the call spread and for general corporate purposes. Luminex may also use a portion of the net proceeds from the offering to acquire or invest in complementary businesses, assets or technologies, although we have no present commitments or agreements to do so. complexity simplified. 18

LUMINEX INVESTMENT HIGHLIGHTS

DIVERSIFIED PRODUCT OFFERINGS

- Automated & Flexible Targeted & Syndromic MDx Solutions
- Non-Automated MDx Solutions
- Life Science and Clinical Tools

RAZOR/RAZORBLADE MODEL

- Expanding Installed Base Across Multiple Channels
- Recurring (Annuity) Revenue Comprises over 75% of Total

STRONG BALANCE SHEET

- Cash Balance of ~$275M
- Quarterly Cash Dividend

SERVING MULTI-BILLION DOLLAR MARKETS

- Life Science Research
- Clinical Diagnostics

EXCITING NEW PRODUCT PIPELINE

- COVID-19 NxTAG® EUA
- COVID-19 ARIES® EUA
- 2 COVID-19 Serology Solutions
- 3 New Platform Launches Planned in 2020
- 3 Additional COVID-19 Solutions
  - VERIGENE® I SARS-CoV-2
  - VERIGENE® II SARS–CoV-2
  - NxTAG® RPP+SARS-CoV-2
- Robust Selection of Additional New Platforms & Opportunities

Entering a New & Transformative Era with Strong Organic Growth, Profitability and Cash Flow

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THANK YOU 20